Exhibit 99.1




TO:  PR NEWSWIRE
DISTRIBUTION
US 2
IRW











                              FOR IMMEDIATE RELEASE

       DEL LABORATORIES, INC. ANNOUNCES FINANCIAL ANALYST CONFERENCE CALL



UNIONDALE, NY March 29, 2006 - - Del Laboratories, Inc. announced today that the Company will hold its financial analyst conference call on Friday, March 31, 2006 at 9:30 AM eastern time to discuss its financial results for the fourth quarter and year end 2005, and recent developments. Participants may join the call by dialing 866-837-9780, conference I.D. 883000 .







                  CONTACT:          Joseph Sinicropi
                                    Executive Vice President
                                    Chief Financial Officer
                                    726 Reckson Plaza
                                    Uniondale, NY 11553-9357
                                    516-844-2050